UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23620

John Hancock GA Senior Loan Trust

(Exact name of registrant as specified in charter)

197 Clarendon Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Heidi Knapp

Treasurer

197 Clarendon Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-378-1870

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS

John Hancock GA Senior Loan Trust

Annual Report

December 31, 2021

John Hancock GA Senior Loan Trust

December 31, 2021

John Hancock GA Senior Loan Trust

Portfolio summary 12-31-21

Portfolio Composition as of 12-31-21 (% of net assets)

Senior loans	88.5
Short-term investments and other	11.5
Top 10 Issuers as of 12-31-21 (% of net assets)
Walnut Parent, Inc.	3.3
MB2 Dental Solutions LLC	3.3
BHI Investments LLC	3.3
Octo Consulting Group LLC	3.3
Apex Service Partners LLC	3.3
Nxgen Buyer, Inc.	3.2
GSM Acquisition Corp.	3.1
Cerity Partners LLC	3.1
Simplicity Financial Marketing Holdings, Inc.	3.1
Oakbridge Insurance Agency LLC	3.1
TOTAL	32.1

Cash and cash equivalents are not included.

John Hancock GA Senior Loan Trust

Portfolio of investments 12-31-21

	Rate (%) Maturity date		Par value^	Value

Senior loans (A)(B) 88.5%				$193,539,769
(Cost $191,323,762)
Consumer staples 1.3%				2,962,312
Fresh Holdco, Inc., Term Loan (3 month LIBOR + 5.500%)	6.500	01-23-26	2,962,312	2,962,312
Energy 1.8%				4,019,167

Andretti Buyer LLC, Term Loan (3 month LIBOR + 4.750%)	5.750	06-30-26	4,051,225	4,019,167
Financials 19.4%				42,347,729

Cerity Partners LLC, Delayed Draw Term Loan (3 month LIBOR +
6.750%)	7.750	12-31-25	1,537,879	1,557,652
Cerity Partners LLC, Term Loan (3 month LIBOR + 6.750%)	7.750	12-31-25	5,233,182	5,285,514
GC Waves Holdings, Inc., 2021 Replacing Term Loan (3 month
LIBOR + 5.250%)	5.474	08-13-26	4,081,067	4,081,067
Insignia Finance Merge Sub LLC, Term Loan (1 month LIBOR +
5.000%)	6.000	12-23-27	5,576,923	5,504,423
MC Group Ventures Corp., 2021 Delayed Draw Term Loan (3
month LIBOR + 5.500%)	6.500	06-30-27	1,368,891	1,367,014
MC Group Ventures Corp., 2021 Revolver (1 month LIBOR +
5.500%)	6.500	06-30-27	181,250	180,874
MC Group Ventures Corp., 2021 Term Loan (3 month LIBOR +
5.500%)	6.500	06-30-27	4,122,143	4,119,150
Oakbridge Insurance Agency LLC, Delayed Draw Term Loan (1
and 3 month LIBOR + 5.250%)	6.250	12-31-26	3,264,257	3,264,257
Oakbridge Insurance Agency LLC, Revolver (3 month LIBOR +
5.250%)	6.250	12-31-26	228,604	228,604
Oakbridge Insurance Agency LLC, Term Loan A (3 month LIBOR
+ 5.250%)	6.250	12-31-26	3,297,770	3,297,770
Simplicity Financial Marketing Holdings, Inc., Delayed Draw Term
Loan (3 month LIBOR + 5.500%)	6.500	12-02-26	2,061,870	2,082,489
Simplicity Financial Marketing Holdings, Inc., Term Loan (3 month
LIBOR + 5.500%)	6.500	12-02-26	4,667,885	4,719,172
World Insurance Associates LLC, 2021 Delayed Draw Term Loan
Tranche 4 (3 month LIBOR + 5.750%)	6.750	04-01-26	4,857,229	4,813,375
World Insurance Associates LLC, 2021 Revolver (1 month LIBOR
+ 5.750%)	6.750	04-01-26	40,578	35,709
World Insurance Associates LLC, 2021 Term Loan (3 month
LIBOR + 5.750%)	6.750	04-01-26	1,827,156	1,810,659
Health care 12.1%				26,473,067
Amerivet Partners Management, Inc., Delayed Draw Term Loan
(1 and 3 month LIBOR + 4.750%)	5.750	06-05-24	3,362,898	3,308,070
Avante Health Solutions, Revolver (Prime rate + 3.500%)	6.750	07-15-27	114,715	114,715
Avante Health Solutions, Term Loan (3 month LIBOR + 4.500%)	5.500	07-15-27	5,273,343	5,273,343
Health Management Associates, Inc., 2021 Term Loan (3 month
LIBOR + 5.000%)	6.000	09-24-26	5,982,961	5,959,511
MB2 Dental Solutions LLC, 2021 Delayed Draw Term Loan (Prime
rate + 5.000% and 3 month LIBOR + 6.000%)	7.132	01-29-27	1,908,251	1,908,251
MB2 Dental Solutions LLC, 2021 Term Loan (3 month LIBOR +
6.000%)	7.000	01-29-27	5,292,528	5,292,528
Therapeutic Research Center LLC, Term Loan (3 month LIBOR +
4.750%)	5.750	03-21-26	4,649,833	4,616,649

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Portfolio of investments 12-31-21

	Rate (%) Maturity date		Par value^	Value
Industrials 31.0%				$67,687,751

Apex Service Partners LLC, 2019 Term Loan (3 month LIBOR +
5.250%)	6.250	07-31-25	4,937,003	4,937,003
Apex Service Partners LLC, 2020 1st Lien Delayed Draw Term
Loan (Prime rate + 4.500% and 3 month LIBOR + 5.500%)	6.715	07-31-25	456,686	450,795
Apex Service Partners LLC, 2020 Term Loan (3 month LIBOR +
5.500%)	6.500	07-31-25	1,725,028	1,702,775
BHI Investments LLC, 1st Lien Term Loan (3 month LIBOR +
4.250%)	5.250	08-28-24	7,189,261	7,189,261
BlueHalo Financing Holdings LLC, Revolver (1 month LIBOR +
6.000%)	7.000	10-31-25	357,685	354,706
BlueHalo Financing Holdings LLC, Term Loan A (3 month LIBOR
+ 6.000%)	7.000	10-31-25	5,827,449	5,788,987
CLS Management Services, Inc., Term Loan (3 month LIBOR +
4.500%)	5.500	05-31-27	3,819,044	3,761,645
GSM Acquisition Corp., Delayed Draw Term Loan (6 month
LIBOR + 5.000%)	6.000	11-16-26	909,870	909,870
GSM Acquisition Corp., Revolver (3 month LIBOR + 5.000%)	6.000	11-16-26	513,924	513,924
GSM Acquisition Corp., Term Loan (3 and 6 month LIBOR +
5.000%)	5.271	11-16-26	5,451,208	5,451,208
ISS Compressors Industries, Inc., 2020 Term Loan (3 month
LIBOR + 5.500%)	6.500	02-05-26	2,701,758	2,701,649
Management Consulting & Research LLC, Term Loan (3 month
LIBOR + 6.000%)	7.000	08-16-27	6,340,502	6,231,752
Octo Consulting Group LLC, Term Loan (1 month LIBOR +
5.000%)	5.750	04-30-25	7,149,309	7,149,309
Orion Group HoldCo LLC, Delayed Draw Term Loan (3 month
LIBOR + 5.000%)	6.000	03-19-27	3,352,789	3,303,933
Orion Group HoldCo LLC, Revolver (3 month LIBOR + 5.000%)	6.000	03-19-27	68,808	59,026
Orion Group HoldCo LLC, Term Loan (3 month LIBOR + 5.000%)	6.000	03-19-27	3,214,167	3,167,331
Paint Intermediate III LLC, 1st Lien Term Loan (3 month LIBOR +
4.250%)	5.250	06-14-24	2,949,904	2,949,904
The S2 HR Group LLC, Revolver (3 month LIBOR + 4.250%)	5.250	05-30-25	594,404	504,439
The S2 HR Group LLC, Term Loan (3 month LIBOR + 4.250%)	5.250	05-30-25	4,093,565	4,093,565
WilliamsMarston LLC, Term Loan (1 month LIBOR + 5.250%)	6.250	07-01-25	6,539,006	6,466,669
Information technology 10.4%				22,769,101

Drilling Info, Inc., 2018 Term Loan (1 month LIBOR + 4.250%)	4.354	07-30-25	4,936,273	4,936,273
MRI Software LLC, 2020 Term Loan B (3 month LIBOR + 5.500%)	6.500	02-10-26	4,624,331	4,673,911
Nxgen Buyer, Inc., Term Loan (1 month LIBOR + 4.500% and 3
month LIBOR + 4.750%))	5.578	10-31-25	7,187,028	7,042,028
Omni Intermediate Holdings LLC, 2021 Delayed Draw Term Loan
1 (1 month LIBOR + 5.000%)	6.000	11-30-27	578,639	567,066
Omni Intermediate Holdings LLC, 2021 Delayed Draw Term Loan
2 (1 month LIBOR + 5.000%)	6.000	11-30-27	34,038	27,570
Omni Intermediate Holdings LLC, 2021 Revolver (1 month LIBOR
+ 5.000%)	6.000	11-30-26	136,150	130,704
Omni Intermediate Holdings LLC, Term Loan (Prime rate +
4.000% and 1 month LIBOR + 5.000%)	6.003	12-30-26	5,446,009	5,391,549
Materials 12.5%				27,280,642

Comar Holding Company LLC, 2018 Term Loan (6 month LIBOR
+ 5.750%)	6.750	06-18-24	1,736,690	1,736,690

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Portfolio of investments 12-31-21

	Rate (%) Maturity date		Par value^	Value
Materials (continued)

Comar Holding Company LLC, 2nd Amendment Delayed Draw
Term Loan (1 month LIBOR + 6.250%)	7.250	06-18-24	737,957	$737,957
Comar Holding Company LLC, Delayed Draw Term Loan (1 and 3
month LIBOR + 5.750%)	6.750	06-18-24	614,028	614,028
Comar Holding Company LLC, First Amendment Term Loan (1
month LIBOR + 5.750%)	6.750	06-18-24	1,582,996	1,582,996
DCG Acquisition Corp., Second Lien Term Loan (3 month LIBOR
+ 8.500%)	8.599	09-30-27	5,000,000	5,000,000
Liqui-Box Holdings, Inc., Term Loan B (3 month LIBOR + 4.500%)	5.500	02-26-27	2,962,406	2,962,406
Polymer Solutions Group LLC, 2019 Term Loan (3 month LIBOR
+ 4.750%)	5.750	11-26-26	1,893,720	1,893,720
Tilley Chemical Company, Inc., Revolver (Prime rate + 5.000%)	8.250	12-31-26	260,256	255,919
Tilley Chemical Company, Inc., Term Loan A (3 month LIBOR +
6.000%)	7.000	12-31-26	5,315,679	5,247,651
Walnut Parent, Inc., Term Loan (1 month LIBOR + 5.500%)	6.500	11-09-27	7,177,500	7,249,275
		Yield (%)	Shares	Value

Short-term investments 14.5%				$31,710,128
(Cost $31,710,128)
Short-term funds 14.5%				31,710,128

State Street Institutional U.S. Government Money Market Fund, Premier Class		0.0250(C)	31,710,128	31,710,128

Total investments (Cost $223,033,890) 103.0%				$225,249,897
Other assets and liabilities, net (3.0%)				(6,617,553)
Total net assets 100.0%				$218,632,344

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

LIBOR London Interbank Offered Rate

(A)Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.

(B)Senior loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(C)The rate shown is the annualized seven-day yield as of 12-31-21.

At 12-31-21, the aggregate cost of investments for federal income tax purposes was $223,033,890. Net unrealized appreciation aggregated to $2,216,007, of which $2,396,092 related to gross unrealized appreciation and $180,085 related to gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.

Financial statements

John Hancock GA Senior Loan Trust

Statement of assets and liabilities 12-31-21

Assets
Unaffiliated investments, at value (Cost $223,033,890)	$225,249,897
Interest receivable	710,933
Total assets	225,960,830

Liabilities
Due to custodian	1,692,038
Distributions payable	3,910,558
Payable for investments purchased	686
Payable to affiliates
Investment management fees	284,054
Performance fees	880,357
Accounting and legal services fees	19,046
Other liabilities and accrued expenses	541,747
Total liabilities	7,328,486
Net assets	$218,632,344

Net assets consist of
Paid-in capital	$220,684,421
Total distributable earnings	(2,052,077)
Net assets	$218,632,344
Net asset value per share
Based on 13,524,791 shares of beneficial interest outstanding - unlimited number of shares authorized with no
par value	$16.17

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Statement of operations for the year ended 12-31-21

Investment income
Interest	$11,132,852

Expenses
Investment management fees	1,043,925
Performance fees	943,079
Accounting and legal services fees	86,114
Transfer agent fees	31,416
Trustees' fees	66,931
Custodian fees	140,118
Professional fees	246,468
Offering costs	236,587
Other	129,309
Total expenses	2,923,947
Net investment income	8,208,905

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	671,988
671,988
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	373,501
373,501
Net realized and unrealized gain	1,045,489
Increase in net assets from operations	$9,254,394

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Statement of changes in net assets

	Year ended	Period ended
	12-31-21	12-31-201

Increase (decrease) in net assets
From operations
Net investment income	$8,208,905	$499,717
Net realized gain	671,988	58,741
Change in net unrealized appreciation (depreciation)	373,501	1,842,506
Increase in net assets resulting from operations	9,254,394	2,400,964
Distributions to shareholders
From net investment income and net realized gain	(12,669,417)	(843,880)
From tax return of capital	(36,709,717)	—
Total distributions	(49,379,134)	(843,880)
From fund share transactions
Fund shares issued	69,200,000	188,000,000
Total increase	29,075,260	189,557,084
Net assets
Beginning of year	189,557,084	—
End of year	$218,632,344	$189,557,084

Share activity
Shares outstanding
Beginning of year	9,392,193	—
Shares issued	4,132,598	9,392,193
End of year	13,524,791	9,392,193

1 Period from 11-3-20 (commencement of operations) to 12-31-20.

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Statement of cash flows for the year ended 12-31-21

Cash flows from operating activities

Net increase in net assets from operations	$9,254,394
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(106,792,190)
Long-term investments sold	58,072,639
Net purchases and sales in short-term investments	3,278,845
Net amortization of premium (discount)	(522,731)
(Increase) Decrease in assets:
Interest receivable	(250,542)
Receivable for investments sold	7,673
Other assets	255,835
Increase (Decrease) in liabilities:
Payable for investments purchased	(135)
Payable to affiliates	908,425
Other liabilities and accrued expenses	160,714
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	(373,501)
Net realized (gain) loss on:
Unaffiliated investments	(671,988)
Net cash used in operating activities	$(36,672,562)

Cash flows provided by (used in) financing activities
Distributions to shareholders	$(46,312,456)
Increase (Decrease) in due to custodian	(1,214,982)
Fund shares issued	84,200,000
Net cash flows provided by financing activities	$36,672,562
Cash at beginning of year	$—
Cash at end of year	$—

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Financial highlights

Period ended	12-31-21	12-31-201

Per share operating performance
Net asset value, beginning of period	$20.18	$20.00
Net investment income2	0.79	0.06
Net realized and unrealized gain (loss) on
investments	0.13	0.22
Total from investment operations	0.92	0.28
Less distributions
From net investment income	(1.15)	(0.10)
From net realized gain	(0.04)	—
From tax return of capital	(3.74)	—
Total distributions	(4.93)	(0.10)
Net asset value, end of period	$16.17	$20.18
Total return (%)	5.15	1.403
Ratios and supplemental data
Net assets, end of period (in millions)	$219	$190
Ratios (as a percentage of average net
assets):
Expenses	1.54	1.694
Net investment income	4.32	3.444
Portfolio turnover (%)	37	6

1Period from 11-3-20 (commencement of operations) to 12-31-20.

2Based on average daily shares outstanding.

3Not annualized.

4Annualized. Certain expenses are presented unannualized.

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-21

1. Organization

John Hancock GA Senior Loan Trust (the fund) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end, non-diversified management investment company. The investment objective of the fund is to generate current income.

The fund is only offered to "accredited investors" within the meaning of Regulation D under the Securities Act of 1933 (the 1933 Act), non-U.S. investors within the meaning of Regulation S under the 1933 Act, and other investors eligible to invest in a private placement.

2. Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are valued at the end of each month at a minimum. The fund invests primarily in senior loans. The Board of Trustees oversees the process of the fund's valuation of its portfolio securities, assisted by the fund's Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. In connection with that determination, portfolio valuations are prepared in accordance with the fund's valuation policy using valuation obtained from independent valuation firms and/or proprietary models.

Valuation techniques include discounted cash flow models, comparison with similar instruments for which observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates. For senior loans, the fund uses valuations from independent valuation firms, which are based on models developed from recognized US GAAP valuation approaches under ASC 820. Some or all of the significant inputs into these models may be unobservable and are derived either from observable market prices or rates or are estimated based on unobservable assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-21

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Senior loan investments are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of senior loan investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the independent valuation firm believes that a third-party market participant would take into account in pricing a transaction. Senior loan investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.

Other debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other debt obligations are generally classified as Level 2.

Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2021 by major security category or type:

			Level 2	Level 3
	Total		Significant	Significant
	value at	Level 1	observable	unobservable
	12-31-21	quoted price	inputs	inputs
Investments in securities:
Assets
Senior loans	$193,539,769	—	—	$193,539,769
Short-term investments	31,710,128	$31,710,128	—	—
Total investments in securities	$225,249,897	$31,710,128	—	$193,539,769

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.

Investments in securities	Senior loans
Balance as of 12-31-20	$143,251,998
Purchases	106,792,190
Sales	(58,072,639)
Realized gain (loss)	671,988
Net amortization of (premium) discount	522,731
Change in unrealized appreciation (depreciation)	373,501
Balance as of 12-31-21	$193,539,769
Change in unrealized appreciation (depreciation) at period end*	$799,069

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below.

	Fair Value		Significant
	at 12-31-21	Valuation technique	unobservable inputs	Input range	Input weighted average*

Senior Loans	$193,539,769	Discounted cash flow	Discount rate	3.18% - 9.01%	6.32%

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-21

*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security's fair value as a percentage of the total fair value.

A change to unobservable inputs of the fund's Level 3 securities as of December 31, 2021 could have resulted in changes to the fair value measurement, as follows:

	Impact to Valuation	Impact to Valuation
Significant Unobservable Input	if input had increased	if input had decreased

Discount rate	Decrease	Increase

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund's investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Senior loans. The fund invests in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund's investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties, subject to customary exceptions, including a pledge of the equity of the borrower and its subsidiaries.

The fund may be subject to greater levels of credit risk, call (or "prepayment") risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the fund's ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. The fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the fund being unable to realize full value for the senior loans and/or may result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-21

to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in the fund should be considered speculative. Junior loans, which are secured and unsecured subordinated loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than senior loans of the same borrower due to the junior loan's lower place in the borrower's capital structure and, in some cases, their unsecured status.

The fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender. Unfunded loan commitments are marked to market in accordance with the fund's valuation policies. Any related unrealized appreciation (depreciation) on unfunded commitments is included in unaffiliated investments, at value in the Statement of assets and liabilities and change in net unrealized appreciation (depreciation) in the Statement of operations. As of December 31, 2021, the fund had the following unfunded commitments outstanding.

			Unrealized
			Appreciation
Unfunded Term Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	(Depreciation)

Amerivet Partners Management, Inc.	$3,886,000	—	($29,391)
Andretti Buyer LLC	—	$897,364	(5,813)
Avante Health Solutions	1,376,582	458,861	—
BlueHalo Financing Holdings LLC	—	1,045,541	(2,220)
Cerity Partners LLC	—	439,394	4,394
CLS Management Services, Inc.	2,132,353	1,279,412	(27,083)
Comar Holding Company LLC	—	276,184	—
GC Waves Holdings, Inc.	—	867,298	—
GSM Acquisition Corp.	—	312,025	—
Health Management Associates, Inc.	760,224	506,816	(4,098)
Insignia Finance Merger SUB LLC	—	1,673,077	(16,731)
ISS Compressors Industries, Inc.	—	251,151	(9)
Management Consulting & Research LLC	—	909,498	(13,642)
MC Group Ventures Corp.	1,216,964	336,607	(1,127)
MRI Software LLC	—	318,037	3,190
Oakbridge Insurance Agency LLC	—	424,550	—
Omni Intermediate Holdings LLC	408,451	612,676	(10,212)
Orion Group HoldCo LLC	—	602,488	(8,779)
Polymer Solutions Group LLC	—	463,768	—
Roofing Buyer LLC	6,868,349	381,651	(145,000)
Simplicity Financial Marketing Holdings, Inc.	—	460,903	4,609
The S2 HR Group LLC	—	2,377,617	(71,972)
Therapeutic Research Center LLC	—	303,131	(2,031)
Tilley Chemical Company, Inc.	1,487,179	173,504	(16,606)
WilliamsMarston LLC	694,606	—	(6,946)
World Insurance Associates LLC	—	500,466	(4,504)
Total	$18,830,708	$15,872,019	$(353,971)

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-21

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Line of credit. The fund has entered into a revolving promissory note agreement with John Hancock Funding Company, LLC ("JH Funding") and a Line of Credit agreement with John Hancock Life Insurance Company ("JHUSA"). The aggregate outstanding borrowings under the agreements with JHUSA and JH Funding for the fund will not exceed $50 million. Any borrowings will be first drawn from JHUSA subject to certain conditions as specified in the agreement; otherwise, the borrowings will be drawn from JH Funding. There were no upfront fees or commitment fees paid by the fund in connection with these line of credit agreements. The borrowings under these agreements are designed to be short-term to satisfy intermittent delayed draws and will not be used to originate new loans or for investment leverage.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. The fund incurred estimated offering costs of $290,000 upon commencement of operations. Offering costs were amortized over the fund's first year of operations. $236,587 of offering costs were expensed during the year ended December 31, 2021.

Statement of cash flows. A Statement of cash flows is presented when a certain percentage of the fund's investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends at least quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended December 31, 2021 and the period ended December 31, 2020 was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$12,566,611	$843,880

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-21

	December 31, 2021	December 31, 2020
Long-term capital gains	102,806	—
Tax Return of Capital	36,709,717	—
Total	$49,379,134	$843,880

As of December 31, 2021, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to organizational cost and distributions payable.

3. Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

4. Fees and transactions with affiliates

Manulife Investment Management Private Markets (US) LLC (the Advisor) serves as investment advisor for the fund. The fund does not have a principal underwriter. The fund has entered into a Placement Agency Agreement with John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, to offer to sell shares of the fund. The Advisor and Distributor are wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays an annual fee rate of 0.55% of average net assets.

Performance fee. The fund has an agreement with the Advisor under which the fund pays a performance fee at annual rate of 10% of the fund's net profits, if any, over the high water mark provided that the performance fee shall be due only if (and, to the extent necessary, shall be reduced by an amount so that), after deducting such performance fee the fund's net profits as of the end of the applicable quarter will at least equal a defined preferred return. For the purposes of calculating the performance fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of fund expenses, including the management fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No performance fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the "cumulative loss") have been recovered by the fund, which is referred to as a "high water mark" calculation. The cumulative loss to be recovered before payment of performance fees will be reduced in the event of withdrawals by shareholders. The Advisor is under no obligation to repay any performance fees previously paid by the fund. Thus, the payment of performance fee for a fiscal quarter will not be reversed by the subsequent decline of the fund's net asset value in any subsequent fiscal quarter.

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-21

The preferred return as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the "Preferred Return Rate") multiplied by (b) the fund's net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the fund's net asset value resulting from new share purchases during the fiscal quarter and reductions to the fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter (the "Preferred Return Base"). The performance fee will not be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters have been recovered by the fund. The performance fee is accrued monthly and paid quarterly.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2021 amounted to an annual rate of 0.05% of the fund's average net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.

Co-investment. Pursuant to an Exemptive Order issued by the SEC, the fund is permitted to negotiate certain investments with entities with which it would be restricted from doing so under the 1940 Act, such as the Advisor and its affiliates. The fund is permitted to co-invest with affiliates if certain conditions are met. For example, the Advisor makes an independent determination of the appropriateness of the investment for the fund. Also, a "required majority" (as defined in the 1940 Act) of the fund's independent trustees make certain conclusions in connection with a co-investment transaction as set forth in the order, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the fund and shareholders and do not involve overreaching by the fund or shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of shareholders and is consistent with the fund's investment objective and strategies. During the year ended December 31, 2021, commitments entered into by the fund pursuant to the exemptive order amounted to $127,381,135, including unfunded commitments of $48,270,606.

5. Fund share transactions

Affiliates of the fund owned 100% of shares of the fund on December 31, 2021.

6. Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $106,792,190 and $58,072,639, respectively, for the year ended December 31, 2021.

7. Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.

8. LIBOR discontinuation risk

LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate. The transition process may lead to

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-21

increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (￿SOFR￿), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.

9. New accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of John Hancock GA Senior Loan Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of John Hancock GA Senior Loan Trust (the "Fund"), including the portfolio of investments, as of December 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2021 and the period from November 3, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2021, the results of its operations and cash flows for the year then ended, the statements of changes in its net assets and its financial highlights for the year ended December 31, 2021 and the period from November 3, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more John Hancock investment companies since 2019.

Boston, Massachusetts

February 18, 2022

John Hancock GA Senior Loan Trust

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2021.

The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.

The fund paid $102,806 in long term capital gain dividends.

Qualified Interest Income ("QII") and Qualified Short-Term Capital Gain ("QSTCG")

NonResident Alien ("NRA") shareholders are normally subject to a 30% (or lower tax treaty rate depending on the country) NRA withholding tax on income and short-term capital gain dividends paid by a mutual fund, unless such dividends are designated as qualified interest income or qualified short-term capital gains, and therefore exempt from NRA withholding tax. Under the American Jobs Creation Act of 2004, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2021 are considered to be derived from "qualified interest income," as defined in Section 871(k)(1)(E) of the Code. Further, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2021 are considered to be derived from "qualified short-term capital gain," as defined in Section 871(k)(2)(D) of the Code.

John Hancock GA Senior Loan Trust
	Q1	Q2	Q3	Q4
QII	100%	98.15%	95.69%	97.64%
QSTCG	—	—	—	100%

John Hancock GA Senior Loan Trust

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and executed policies formulated by the Trustees.

	Term of Office and	Principal Occupation(s) During Past 5	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	Years	Complex Overseen by Trustee
Hassell H. McClellan2(1945)	Trustee and Chairperson of the	Director/Trustee, Virtus Funds	2
	Board (since 2020)	(2008-2020); Director, The Barnes
		Group (2010-2021); Associate
		Professor, The Wallace E. Carroll
		School of Management, Boston
		College (retired 2013) Trustee (since
		2005) and Chairperson of the Board
		(since 2017) of various trusts within
		the John Hancock Fund Complex.
		Trustee and Chairperson of the
		Board, John Hancock GA Senior
		Loan Trust (since 2020).
Grace K. Fey2(1946)	Trustee (since 2020)	Chief Executive Officer, Grace Fey	2
		Advisors (since 2007); Director and
		Executive Vice President, Frontier
		Capital Management Company
		(1988–2007); Director, Fiduciary
		Trust (since 2009). Trustee of
		various trusts within the John
		Hancock Fund Complex (since
		2008). Trustee, John Hancock GA
		Senior Loan Trust (since 2020).
Deborah C. Jackson2(1952)	Trustee (since 2020)	President, Cambridge College,	2

Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women's Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011) Trustee of various trusts within the John Hancock Fund Complex (since 2008). Trustee, John Hancock GA Senior Loan Trust (since 2020).

John Hancock GA Senior Loan Trust

Trustees and Officers

Principal Officers who are not Trustees
Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years

Ian Roke (1969)	President (since 2020)	Vice President, Product Support & Investment Strategy, Global Asset
Liability Management for John Hancock and Manulife (since 2013);
President, John Hancock GA Mortgage Trust (since 2020).
Heidi Knapp (1970)	Treasurer and Chief Financial	Vice President, John Hancock Life Insurance Company (U.S.A.),
	Officer (since 2020)	including prior positions (since 2017); Vice President, John Hancock
Life Insurance Company of New York, including prior positions (since
2017); Vice President, John Hancock Life & Health Insurance
Company, including prior positions (since 2017); Vice President,
Hancock Capital Investment Management, LLC, including prior
positions (since 2018); Treasurer and Chief Financial Officer, John
Hancock GA Mortgage Trust (since 2019).
Jason M. Pratt (1974)	Chief Compliance Officer (since	Assistant Vice President and Senior Counsel, John Hancock Life
	2020)	Insurance Company (U.S.A.) (since 2011); Assistant Vice President,
John Hancock Life Insurance Company of New York (since 2014);
Assistant Vice President, John Hancock Life & Health Insurance
Company (since 2014); Chief Compliance Officer, Hancock Capital
Investment Management, LLC (since 2013); Chief Compliance
Officer, Hancock Capital Management, LLC (since 2013); Chief
Compliance Officer, John Hancock Funding Company, LLC (since
2018); and Chief Compliance Officer, John Hancock GA Mortgage
Trust (since 2019); Vice President and Senior Counsel, John
Hancock Life Insurance Company (U.S.A), John Hancock Life
Insurance Company of New York, and John Hancock Life & Health
Insurance Company (since 2019).
E. David Pemstein (1967)	Secretary and Chief Legal Officer	Senior Managing Director and Chief Counsel, North American
	(since 2020)	Investments for John Hancock and Manulife (since 2015); AVP &
Senior Counsel, North American Investments for John Hancock and
Manulife (since 2006), Secretary and Chief Legal Officer, John
Hancock GA Mortgage Trust (since 2019).

The business address for all Trustees and Officers is 197 Clarendon Street, Boston, Massachusetts 02116.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees.

1Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.

2Member of the Audit Committee.

John Hancock GA Senior Loan Trust

More information

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on the SEC's website, sec.gov.

ITEM 2. CODE OF ETHICS.

As of the end of the year, December 31, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Grace K. Fey is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock GA Senior Loan Trust for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $62,000 for the fiscal year ended December 31, 2021 and $49,000 for the fiscal year ended December 31, 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for John Hancock GA Senior Loan Trust amounted to $0 for the fiscal years ended December 31, 2021 and 2020 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees for John Hancock GA Senior Loan Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $15,000 for the fiscal year ended December 31, 2021 and $20,000 for the fiscal year ended December 31, 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

All other fees for John Hancock GA Senior Loan Trust billed to the registrant or control affiliates for products and services provided by the principal accountant were $0 for the fiscal years ended December 31, 2021 and 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

John Hancock GA Senior Loan Trust's (fund) Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended December 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal year of the registrant were $2,307,993 for the fiscal year ended December 31, 2021 and $2,828,626 for the fiscal year ended December 31, 2020.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Grace K. Fey - Chairman

Hassell H. McClellan

Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management Private Markets (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of John

Hancock GA Senior Loan Trust is below. It provides a brief summary of their business careers over the past five years. Information is provided as of the filing date of this N-CSR.

Michael A. Foreman, CFA

Managing Director

Joined Adviser in 1987

Began career in 1997

Long Hoang

Director

Joined Adviser in 1998

Began career in 1999

Daniel A. Walker, CFA

Director

Joined Adviser in 2012

Began career in 2012

Henry Wong

Senior Managing Director

Joined Adviser in 2007

Began career in 1998

Ying Yi

Managing Director

Joint Adviser in 2019

Began career in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2021. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Michael A Foreman, CFA	1	$2,089	0	$0	0	$0
Long Hoang	1	$2,089	0	0	0	0
Daniel A. Walker, CFA	1	$2,089	0	0	5	$8,148
Henry Wong	1	$2,089	0	0	0	0
Yi Ying	1	$2,089	0	0	2	$15,484

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. The portfolio managers serve in a dual capacity as an officer of the Adviser and an employee and officer of one or more John Hancock affiliated companies (John Hancock).

In these roles he provides investment advice and/or investment management-related services to John Hancock as well the Adviser's advisory client accounts. As such there may be an incentive to favor one account over another, resulting in conflicts of interest. For instance the Adviser or John Hancock may, for example, directly or indirectly, receive fees from an account that are higher than the fee (or other economic benefit) it receives from the Fund. In those instances, the portfolio manager may have an incentive to not favor the Fund over another account. The Adviser has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Compensation of Portfolio Managers. At the present time, the portfolio managers are paid by John Hancock a fixed annual salary as well as an employment compensation bonus that is currently based (in part) on the investment performance of certain accounts of John Hancock. This performance is independent of the investments made by the Adviser on behalf of its clients, including John Hancock GA Senior Loan Trust.

Share Ownership by Portfolio Managers. For purposes of these tables, "similarly managed accounts" include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of John Hancock GA Senior Loan Trust; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage John Hancock GA Senior Loan Trust.

		Range of
	Range of	Beneficial
		Ownership in
	Beneficial	similarly
	Ownership in the	managed
Portfolio Manager	Fund	accounts
Michael A Foreman, CFA	$0	$0
Long Hoang	0	0
Daniel A. Walker, CFA	0	0
Henry Wong	0	0
Yi Ying	0	0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant did not participate in securities lending activities.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "Nominating, Governance and Administration Committee Charter."

(c)(2) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock GA Senior Loan Trust

By:	/s/ Ian Roke
------------------------------
Ian Roke
President
Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ian Roke
-------------------------------
Ian Roke
President
Date:	February 18, 2022
By:	/s/ Heidi Knapp
-------------------------------
Heidi Knapp
Treasurer and Chief Financial Officer
Date:	February 18, 2022